FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                    September 18, 2002 (September 17, 2002)

                           Trimble Navigation Limited

             (Exact name of registrant as specified in its charter)

                                   California

                 (State or other jurisdiction of incorporation)

                                    0-18645

                            (Commission File Number)

                                   94-2802192

                            (IRS Employer I.D. No.)
                         645 N. Mary Ave. Sunnyvale, CA

                    (Address of principal executive offices)

                                     94088

                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 481-8000



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Item 5. Other Events.

On September 17, 2002, Trimble Navigation Limited, a California corporation, announced revised financial guidance for its fiscal third quarter ending September 27, 2002 and announced entering into an amendment to its Credit Agreement. A copy of the press release dated September 17, 2002 relating to this announcement is attached as Exhibit 99.1 and is incorporated into this current report by reference. Amendment No. 4 to the Credit Agreement is attached as
Exhibit 99.2 and is incorporated into this current report by reference.

Exhibits.
      99.1 Text of Company Press Release dated September 17, 2002.
      99.2 Amendment No. 4 to the Credit Agreement dated September 10, 2002.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TRIMBLE NAVIGATION LIMITED
                                                    a California corporation

         Dated: September 18, 2002          By: /s/ Mary Ellen Genovese
                                                    ---------------------------
                                                    Mary Ellen Genovese
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX

                           Exhibit Number Description

99.1 Text of Company Press Release dated September 17, 2002.
99.2 Amendment No. 4 to the Credit Agreement dated September 10, 2002.


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